UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

July 30, 2025

Date of Report (Date of earliest event reported)

Phillips 66

(Exact name of registrant as specified in its charter)

Delaware	001-35349	45-3779385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2331 CityWest Boulevard

Houston, Texas 77042

(Address of Principal Executive Offices and Zip Code)

(832) 765-3010

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	PSX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 30, 2025, the Superior Court of the State of California, Alameda County (the “Court”), issued an order regarding exemplary damages in the previously reported lawsuit brought by Propel Fuels Inc. (“Propel Fuels”). After considering Propel Fuels’ request for exemplary damages in the amount of $1.2 billion, the Court ordered Phillips 66 Company, a wholly owned subsidiary of Phillips 66 (the “Company”), to pay Propel Fuels $195 million in exemplary damages, plus pre- and post-judgment interest. These amounts are in addition to the previously reported $604.9 million in compensatory damages that was awarded as part of the jury’s verdict on October 16, 2024.

Phillips 66 Company denies any wrongdoing and intends to vigorously defend its position. Although Phillips 66 Company believes the jury verdict and award of exemplary damages are not legally or factually supported and intends to pursue post-judgment remedies and to file an appeal, there can be no assurances that such efforts will be successful.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws regarding the above-mentioned lawsuit. Words such as “expect,” “intend,” “believe” and similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. Factors that could cause actual results or events to differ materially from those described in these forward-looking statements include those that are set forth in the Company’s filings with the Securities and Exchange Commission, as well as other factors that are beyond the Company’s control. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillips 66

Dated: August 6, 2025	By:	/s/ Vanessa A. Sutherland
Vanessa A. Sutherland Executive Vice President

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